POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ H. Thomas McMeekin	Trustee	January 13, 2017
H. Thomas McMeekin

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald E. Foley	Trustee	January 13, 2017
Donald E. Foley

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Christopher P.A. Komisarjevsky	Trustee	January 13, 2017
Christopher P.A. Komisarjevsky

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Caroline L. Williams	Trustee	January 13, 2017
Caroline L. Williams

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kenneth L. Walker	Trustee	January 13, 2017
Kenneth L. Walker

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero	Trustee	January 13, 2017
Gary S. Schpero

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Thomas W. Brock	Trustee	January 13, 2017
Thomas W. Brock

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	January 13, 2017
Steven M. Joenk

POWER OF ATTORNEY

The undersigned individual whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the (1) All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of the Trust, and CharterSM Alternative 100 Moderate Portfolio, a series of AXA Premier VIP Trust (“VIP Trust”), into the All Asset Growth- Alt 20 Portfolio, a series of the Trust; (2) CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio, each a series of VIP Trust, into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust; (3) CharterSM Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of the Trust; and (4) Pacific Global Small Cap Value Portfolio, a series of the Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of the Trust; that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and Pacific Global Small Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh	Treasurer and Chief Financial Officer	January 13, 2017
Brian Walsh